UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	81121237

Unified Series Trust
(Exact name of registrant as specified in charter)

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204
(Address of principal executive offices) (Zip code)

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

IMS Capital Value Fund

IMS Strategic Income Fund

IMS Strategic Allocation Fund

Semi-Annual Report

December 31, 2006

(Unaudited)

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97266

Toll Free (800) 934-5550

Semi Annual Report, December 2006

MD&A

IMS Family of Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders,

We are pleased to present the IMS Family of Funds Semi Annual Report for the six months ended December 31, 2006. In this report, you will find a review of the economic and market conditions that served as the backdrop for the IMS Funds over the last six months, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have questions.

Fund News

Assets in the IMS Funds grew by $67 million to $274 million in the 2006 calendar year, due to a combination of good performance and strong cash flows from new and existing investors. The IMS Capital Value Fund continued to enjoy media recognition during the reporting period, with a feature article in Louis Rukeyser’s Mutual Funds last August. In addition, we wish to remind you that the IMS Capital Value Fund is expected to benefit from a reduction in expenses when it reaches $200 million in assets, since the expense ratio will drop by 10 basis points at that time. Lowering the expense ratios of the IMS Funds as they grow larger is reflective of our overall commitment to advance the best interests of shareholders.

In other news, we are pleased to announce that we have added another new member to the IMS investment team. Stephen Wendell, CPA, brings 24 years investment management experience to the team, having served as president of his own advisory business in Eugene, Oregon for several years and as a senior financial executive at several Oregon-based companies. For more information about Mr. Wendell’s background and experience, please visit our website at www.imscapital.com.

Market News

Equity markets enjoyed a strong second half of 2006 with the S&P 500 up 12.73%. Although investment-grade bonds fell on rising interest rates most of the year, they began to recover once the Fed stopped hiking short-term rates in August and returned 2.3% for the six months ending December 31, 2006, as measured by the Lehman Aggregate Bond Index.

In our last shareholder report to you, we discussed the fact that we were not quite as pessimistic about the condition of the markets and economy as many other Wall Street analysts appeared to be. Indeed, over the last six months, interest rates have declined, inflationary expectations have improved, and the money supply experienced accelerated growth. As a result, stocks started to rise in mid-July, and accelerated their pace in the fourth quarter as the majority of companies reported better than expected profits. We believe these favorable conditions will persist into 2007 so we are similarly optimistic about market prospects going forward.

As always, we thank you for your trust and confidence in the IMS Funds, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

Carl W. Marker	Art Nunes
Portfolio Manager	Portfolio Manager

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholder,

For the six months ended December 31, 2006, the IMS Capital Value Fund returned 6.55%, compared to the S&P MidCap 400, which returned 5.83% and the Russell Mid Cap Value Index, which returned 12.33%.

As has been the case over the last three years, Energy was among the top sector performers this period, with a total return of 22.2% for the 2006 year. Our continued and deliberate underweighting in Energy has not allowed the Fund to participate in Energy’s gains to the same extent as the Russell Mid Cap Value Index, which is the Fund’s benchmark. We maintain our belief, however, that Energy does not offer the same long-term total return potential as our seven strategic focus areas, so we maintain only a token weighting in this sector. In addition, we believe that the recent weakness in energy prices will continue for the remainder of 2007, leading to underperformance in the Energy stock sector.

For your reference, the Fund’s strategic focus areas consist of the following seven areas of the market:

•	Healthcare
•	Technology
•	Financial Services
•	Communications
•	Entertainment & Leisure
•	Consolidating Industries
•	Historically Defensive Industries

Sectors that did reward the Fund during the period included Consumer Staples, up 16% versus 9.09% on the S&P 400 Index, due to a combination of good stock selection and our decision to overweight the sector relative to the index. The Consumer Staples sector consists of companies that manufacture and sell food/beverages, tobacco, prescription drugs and household products, and it is considered to be a defensive area of the market, meaning it tends to hold up well, even if the economy is weak. As a defensive market sector, Consumer Staples is among the Fund’s strategic focus areas.

Another sector (and strategic focus area) rewarding the Fund during the period was Healthcare, returning 9.72% versus 2.50% on the S&P 400 Index. Here too, Fund performance was driven by stock selection as well as our decision to overweight the sector.

Stand-out performance by individual stocks in the Fund included Marvel Entertainment in the Consumer Cyclicals sector, up 34.6% on strong second quarter earnings and analyst upgrades. Marvel Entertainment engages in the business of character licensing, publishing and toy manufacturing and maintains a library of approximately 5,000 different characters, including such well known names as Spider-Man, The Incredible Hulk and The Fantastic Four. Marvel is a company we have owned on and off for years, and as an entertainment business, is among the Fund’s strategic focus areas.

Additional stand out performers during the period included Service Corp., International, which provides funeral and cemetery services. The company was up nearly 26% for the period on a well received strategic acquisition of Alderwoods Group, Inc., North America’s second largest operator of funeral homes and cemeteries.

Lastly, in the Healthcare sector, Apria Healthgroup was up 41% on great third quarter earnings, a new CFO and overall strength in the home healthcare industry. Apria provides and manages comprehensive homecare services, including respiratory therapy, home medical equipment and home infusion therapy.

The Fund was not without its disappointments, however. Sectors that hurt the Fund during the period included Technology and Utilities. The Technology sector was up about 8% on the Index for the period, but our Technology stocks as a group were down about 3%, primarily due to stock selection. As an example, Omnivision Technology, manufacturer of advanced semiconductor imaging devices for computing and cell phones, was down 35.40% due to lower margins, industry weakness and insider selling. Also in the Technology sector, Citrix Systems, provider of secure, on demand access to information, shed 32.60% due to a missed third quarter sales estimate.

Our Utility weighting outperformed the Utility stocks on the Index, up 15.33% in the Fund versus 12.52% for the Index. But the Utility sector is not part of our strategic focus, so we maintain only a token weighting here, which hampers relative Fund performance when the sector does well.

Lastly, in the Energy sector, Trinidad Energy Services was down 25.6% on falling oil prices and a proposed change in favorable tax treatment by the Canadian government. Trinidad is a Canadian income trust that supports the gas and oil drilling sector.

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represent as of December 31, 2006. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Portfolio	Sector
Service Corp. International	3.93%	Consumer Cyclical
Del Monte	2.99%	Consumer Staple
Marvel Entertainment	2.78%	Consumer Cyclical
SEI Investment Co.	2.64%	Financial Services
AG Edwards	2.60%	Financial Services

As always, we continue to seek stocks that we believe to be seasoned, undervalued and demonstrating the early signs of positive momentum.

Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Russell Mid-Cap Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange - traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on January 1, 1997 and held through December 31, 2006. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholder,

In the second half of 2006, conditions in both the debt and equity markets were favorable for the IMS Strategic Income Fund, which generated a total return of 9.29% for the 6 months ended December 31, 2006. The Fund outperformed the Merrill Lynch US Corporate Master Index, which was up 5.91% and the Merrill Lynch US High Yield Index, which was up 8.3%. The Fund’s superior returns were due primarily to security selection, and also asset allocation.

Positive market conditions were based on several factors during the reporting period: The Federal Reserve stopped raising short-term rates at 5.25%; the Fed appeared to successfully reign in speculative excess in the housing market; energy prices peaked during the summer and began to ease; and investors began to expect that the Fed would ease short-term rates some time in 2007. Lower rates, combined with expectations for a “soft landing” rather than recession, served as the “all clear” signal encouraging investors back into higher risk/higher return assets, such as stocks and high yield bonds, which provided the Fund with a tailwind during the period.

The Fund’s best performing sector was the Business Development Company sector, which comprised about 3% of the portfolio. One business development company, MCG Capital Corporation, returned over 17% plus dividend. MCG Capital is an Arlington, Virginia-based financial services company that concentrates in small- to mid-sized companies.

The second best performing sector was the REIT sector. Our four REIT holdings averaged a gain of over 15% for the period, plus dividend. At about 6% of Fund assets (prior to selling Apartment Investment & Management Co.), REITs contributed over 10% of the Portfolio’s return during the period. The best of the bunch was Lakeview Hotel, up 38% plus dividend.

The Fund’s largest weighting (about 38%) was in high yield bonds. This was the third best performing group, which combined with its weighting, made it by far the largest contributor to Fund returns. For example, our Charter Communications bond was up 17% plus coupon. Finlay Fine Jewelry was up 10% plus coupon, and Remington Arms was up 10% plus coupon. International bonds and common and preferred stocks also contributed positive returns.

The only two losing sectors in the Fund during the period were Energy and Canadian income trusts. At the end of October, the Canadian government announced that it would remove the favorable tax treatment of income trusts in four years. In response, income trusts sold off 10% to 15% before partially recovering. Fortunately, we had about halved our holdings in both Energy and Canadian income trusts during the summer, so their drag on the Fund was minimal. However, Connors Brothers Income Fund (tuna fish) lost 13% before dividends, and Bonavista Energy lost 23% before dividend income.

Below are the largest sector weightings in the Fund as of December 31, 2006. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

Five largest sectors	% of Portfolio
High yield bonds	38%
Common stocks	15%
Investment-grade bonds	13%
International debt	9%
Preferred securities	6%

As always, we continue to look for high income securities with low volatility. The strategy has resulted in a monthly dividend payment ever since the Fund was launched over four years ago. Dividends can be reinvested as additional shares or taken as cash.

Thank you for your investment in the IMS Strategic Income Fund; we look forward to serving your needs in the months and years to come.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Merrill Lynch US Corporate Master Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in this index; however, an individual can invest in exchange - traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2006. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management Discussion and Analysis

Dear Shareholder,

The IMS Strategic Allocation Fund posted a 9.03% gain for the six months ending December 31, 2006, compared to the Fund’s benchmark, the Dow Jones U.S. Moderate Relative Risk Index at 8.23%.

In the last half of 2006, the financial markets were characterized by declining interest rates and inflationary expectations, accelerated growth in the money supply and better than expected corporate profits. These factors contributed to above-average returns from stocks and below average returns from bonds as evidenced by the S&P 500 stock index and Lehman Brothers Aggregate Bond index returns of 12.73% and 2.3%, respectively. Throughout the reporting period, we maintained the Fund’s equity allocation close to the maximum level of approximately 70%, and its fixed income allocation at the minimum level of 30%, as we felt that the market risk for stocks was very low and that the economy would continue along a solid path of growth.

The stock market rally, from its low in July through the end of the year, was very strong and broad-based. Stocks started to rise in mid-July in the face of increasing economic and geopolitical uncertainty and the rally accelerated in the fourth quarter as the majority of companies reported better than expected profits. Sixty percent of the Fund’s equity allocation was invested across the small-cap, mid-cap and international stock sectors throughout the period as we believed that these sectors would continue to lead the market higher. Over 75% of the Fund’s fixed income allocation was invested across the high yield and emerging market bond sectors because these areas tend to outperform investment-grade bonds in strong economic environments.

Trading activity in the Fund during the period included the following:

•

We reduced our Japanese stock holding by 4% and re-invested it in two other international stock holdings to broaden out the Fund’s international equity exposure across European and emerging market sectors.

•	We increased our large cap stock weighting by 4% to reflect this sector’s continued improvement in relative performance and what we considered an excellent risk/reward ratio.

•	We reduced our investment-grade bond weighting by 5% and re-invested the proceeds in the high yield and convertible bond sectors to reflect our confidence in continued strong economic growth.

Below, for your interest, are the top five asset allocations as of December 31, 2006, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Top Five Asset Allocations as of December 31, 2006

Asset Category	% of Portfolio
Large Cap Growth Stocks	16%
High Yield Bonds	16%
Mid Cap Value Stocks	15%
Large Cap Value Stocks	14%
Mid Cap Growth Stocks	11%

Looking ahead, we continue to break rank with the many Wall Street forecasters who call for below-average stock returns this year. On the contrary, we believe that stocks will be the best performing asset class, with the potential to generate returns that are well above average. The reasons for our optimism are many: We expect the U.S. economy and corporate profits to be very strong in 2007 and that the upward trend in Wall Street earnings estimates will continue. We believe the upward trend in earnings will be driven by an accommodative Federal Reserve policy, continued globalization and high corporate and government capital spending. With interest rates remaining stable and stock valuations at their lowest level in over a decade, we believe that stock valuations (P/Es) will increase as investors become more confident. We expect the small and mid cap stock sectors to remain the market leaders in the upcoming year so we have positioned the Fund’s equity allocation accordingly. We also believe that interest rates and commodity prices will be stable to lower in the year ahead so we continue to focus the Fund’s fixed income allocation in the High Yield and Emerging Market Bond sectors, which we believe offer the greatest opportunity for fixed income returns.

We appreciate your investment in the IMS Strategic Allocation Fund and we will work hard to maintain your confidence in the months and years ahead.

Sincerely,
Art Nunes	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2006. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income-producing securities in order to produce current income.

Fund Holdings – (Unaudited) - continued

1As a percent of net assets.

Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

The first line of the table on page 13 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs only and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.48%, 1.58%, and 1.96%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund

Schedule of Investments (unaudited)
December 31, 2006

Common Stocks - 97.43%	Shares	Value

Banks & Financial Services - 8.53%
A.G. Edwards, Inc.	70,400	$4,455,616
E*Trade Group, Inc. (a)	69,200	1,551,464
Huntington Bancshares, Inc.	125,300	2,975,875
Northern Trust Corp.	64,300	3,902,367
T. Rowe Price Group, Inc.	40,200	1,759,554
		14,644,876

Biological Products - 1.77%
Biogen Idec, Inc. (a)	61,800	3,039,942

Builders - 4.15%
Meritage Homes Corp. (a)	67,600	3,225,872
Toll Brothers, Inc. (a)	120,600	3,886,938
		7,112,810

Chemicals - 2.57%
Lyondell Chemical Company	172,300	4,405,711

Communications - 3.44%
Centurytel, Inc.	86,700	3,785,322
Tellabs, Inc. (a)	205,500	2,108,430
		5,893,752

Computer & Office Equipment - 1.74%
Lexmark International, Inc. - Class A (a)	40,700	2,979,240

Computer Related Services & Equipment - 13.77%
Amdocs Ltd. (a)	44,500	1,724,375
BISYS Group, Inc. (a)	139,000	1,794,490
CheckFree Corp. (a)	51,600	2,072,256
Check Point Software Technologies Ltd. (a)	146,000	3,200,320
Citrix Systems, Inc. (a)	78,000	2,109,900
Computer Sciences Corp. (a)	51,200	2,732,544
Emulex Corp. (a)	100,000	1,951,000
Intuit, Inc. (a)	114,600	3,496,446
United Online, Inc.	207,400	2,754,272
Verisign, Inc. (a)	74,700	1,796,535
		23,632,138

Electrical Components - 5.95%
Arrow Electronics, Inc. (a)	64,700	2,041,285
Avnet, Inc.	116,800	2,981,904
OmniVision Technologies, Inc. (a)	200,500	2,736,825
Thomas & Betts Corporation	51,900	2,453,832
		10,213,846
*See accompanying notes which are an integral part of these finiancial statements.

IMS Capital Value Fund

Schedule of Investments (unaudited)
December 31, 2006

Common Stocks - 97.43% - continued	Shares	Value

Entertainment - 2.77%
Marvel Entertainment, Inc. (a)	176,900	$4,760,379

Financial Services - 2.63%
SEI Investment Co.	75,900	4,520,604

Food & Beverage - 5.92%
Del Monte Foods Company	465,000	5,128,950
PepsiAmericas, Inc.	74,900	1,571,402
Tyson Foods, Inc. - Class A	209,900	3,452,855
		10,153,207

Healthcare - 9.10%
Apria Healthcare Group, Inc. (a)	126,200	3,363,230
Gentiva Health Services, Inc. (a)	169,500	3,230,670
Hillenbrand Industries, Inc.	64,700	3,683,371
LifePoint Hospitals, Inc.	43,300	1,459,210
Manor Care, Inc.	82,500	3,870,900
		15,607,381

Insurance - 5.97%
Aon Corp.	87,800	3,102,852
Lincoln National Corp.	59,100	3,924,240
Nationwide Financial Services, Inc. - Class A	59,500	3,224,900
		10,251,992

Personal Services - 7.38%
Equifax, Inc.	69,200	2,809,520
H & R Block, Inc.	135,200	3,115,008
Service Corporation International	657,800	6,742,450
		12,666,978

Pharmaceutical Goods - 6.35%
Bausch & Lomb, Inc.	57,200	2,977,832
Biovail Corp.	81,000	1,713,960
King Pharmaceuticals, Inc.	202,400	3,222,208
Watson Pharmaceuticals, Inc. (a)	114,800	2,988,244
		10,902,244

Plastic Products - 2.12%
Newell Rubbermaid, Inc.	125,500	3,633,225

Refuse Systems - 1.66%
Republic Services, Inc.	70,200	2,855,034
* See accompanying notes which are an integral part of these finiancial statements.

IMS Capital Value Fund

Schedule of Investments (unaudited)
December 31, 2006

Common Stocks - 97.43% - continued	Shares	Value

Retail - 4.83%
Rite Aid Corp.	766,000	$4,167,040
Safeway, Inc.	119,300	4,123,008
		8,290,048

Semiconductors & Related Devices - 2.07%
Amkor Technology, Inc. (a)	380,000	3,549,200

Trucking - 2.18%
YRC Worldwide, Inc. (a)	99,200	3,742,816

Utility - 2.53%
Teco Energy, Inc.	252,400	4,348,852

TOTAL COMMON STOCKS (Cost $137,667,169)		167,204,275

Income Trusts - 2.03%
Eveready Income Fund	280,000	1,526,000
Trinidad Energy Services Income Trust	165,000	1,951,950

TOTAL INCOME TRUSTS (Cost $3,361,484)		3,477,950

Money Market Securities - 0.45%
Federated Prime Obligations Fund - Institutional Shares, 5.19% (b)	771,321	771,321

TOTAL MONEY MARKET SECURITIES (Cost $771,321)		771,321

TOTAL INVESTMENTS (Cost $141,799,974) - 99.91%		$171,453,546

Cash & other assets less liabilities - 0.09%		154,170

TOTAL NET ASSETS - 100.00%		$171,607,716

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at December 31, 2006.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Income Fund

Schedule of Investments (unaudited)
December 31, 2006

Common Stocks - 17.79%	Shares	Value

Food & Beverage - 1.01%
B&G Foods, Inc.	41,000	$820,820

Investment Management - 2.67%
Allied Capital Corp.	32,000	1,045,760
MCG Capital Corp.	55,500	1,127,760
		2,173,520

National Commercial Banks - 3.18%
Bank of America Corp.	29,600	1,580,344
Huntington Bancshares, Inc.	42,400	1,007,000
		2,587,344

Natural Gas Transmission & Distribution - 1.30%
Chesapeake Utilities Corp.	34,400	1,054,360

Paperboard Containers & Boxes - 1.27%
Packaging Corp of America	46,600	1,029,860

Pharmaceutical Preparations - 1.89%
Merck & Co, Inc.	35,300	1,539,080

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.28%
Dow Chemical Co.	26,100	1,042,434

Plastic Products - 1.50%
Tupperware Brands Corp.	54,000	1,220,940

Services - 1.00%
Bally Total Fitness Holding Corp. (a)	2,667	6,534
Traffix, Inc.	147,600	808,848
		815,382

Telephone Communications - 1.38%
BCE, Inc.	41,600	1,123,200

Tobacco Products - 1.31%
UST, Inc.	18,300	1,065,060

TOTAL COMMON STOCKS (Cost $14,117,077)		14,472,000

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Income Fund

Schedule of Investments (unaudited)
December 31, 2006

Preferred Securities - 9.09%	Shares	Value

Preferred Securities - 6.17%
Connecticut Power & Light, 4.500%	18,000	$714,938
Consumers Energy, $4.50	4,400	366,520
Dillards Capital Trust I, 7.500%	21,500	536,210
Hillman Group Capital Trust, 11.600%	49,400	1,432,600
Pacific Enterprises, $4.40	11,150	919,875
Western United Holding, 7.100% (c)	74,836	1,047,704
		5,017,847

Convertible Preferred Securities - 2.92%
AES Trust III, 6.750%	11,500	569,250
Felcor Lodging Trust, Inc., $1.95	57,400	1,434,426
United Rentals Trust, 6.500%	7,570	370,930
		2,374,606

TOTAL PREFERRED SECURITIES (Cost $7,415,545)		7,392,453

Mutual Funds - 3.71%

Closed-End Mutual Funds - 2.50%
Aberdeen Asia-Pacific Income Fund, Inc.	108,000	670,680
Blackrock Income Trust	105,000	637,350
Flaherty & Crumrine/Claymore Preferred Securities Income Fund	34,000	727,940
		2,035,970

Open-End Mutual Funds - 1.21%
Payden Global Fixed Income Fund	109,935	987,215

TOTAL MUTUAL FUNDS (Cost $3,031,681)		3,023,185

Income Trusts - 6.99%

Oil Royalty Trusts - 1.42%
Bonavista Energy Trust	47,800	1,153,892

Business Trusts - 3.24%
Keystone North America, Inc.	100,000	659,000
Medical Facilities Corporation	90,000	694,800
Connors Brothers Income Fund	83,200	748,800
Sun Gro Horticulture Income Fund	88,000	528,880
		2,631,480

Real Estate Investment Trusts - 2.33%

Lakeview Hotel Real Estate Investment Trust	169,300	641,647
Thornburg Mortgage, Inc.	50,000	1,256,500
		1,898,147

TOTAL INCOME TRUSTS (Cost $5,789,232)		5,683,519

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Income Fund

Schedule of Investments (unaudited)
December 31, 2006

	Principal
Corporate Bonds - 54.81%	Amount	Value

AES Dominicana Energia, 11.000%, 12/13/2015 (d)	$ 900,000	$949,500
Allied Waste North America, 7.375%, 4/15/2014	900,000	900,000
AMH Holdings, Inc., 11.25%, 4/15/2014 (f)	1,700,000	1,156,000
Amkor Technology, Inc., 9.25%, 6/1/2016	1,100,000	1,083,500
AutoZone, Inc., 5.500%, 11/15/2015	850,000	817,374
Axtel SA, 11.000%, 12/15/2013	793,000	886,574
Bausch & Lomb, 6.048%, 08/01/2023 (f)	800,000	937,864
C5 Capital Cemex, 6.722%, 12/31/2016 (f)	1,000,000	997,500
CCH I LLC, 11.000%, 10/01/2015	1,261,000	1,300,406
CenturyTel, Inc., 5.000%, 02/15/2015	700,000	639,393
Cenveo Corp., 7.875%, 12/01/2013	1,500,000	1,447,500
Comcast Corp., 5.300%, 01/15/2014	1,000,000	980,873
Corp Durango SA DE, 9.500%, 12/31/2012 (f)	1,100,000	1,087,625
Deluxe Corp., 5.000%, 12/15/2012	950,000	828,875
Dobson Communications Corp., 8.875%, 10/1/2013	600,000	614,250
Evergreen International Aviation, Inc., 12.000%, 05/15/2010	1,000,000	1,060,000
Exide Technologies, Inc., 10.500%, 03/15/2013	1,250,000	1,165,625
Fairfax Financial Holdings, 7.375%, 4/15/2018	1,525,000	1,414,438
Fairfax Financial Holdings, 7.75%, 4/26/2012	200,000	198,000
Fedders North America, 9.875%, 3/1/2014	2,300,000	1,610,000
Finlay Fine Jewelry Corp., 8.375%, 06/01/2012	800,000	770,000
General Motors, 6.375%, 5/01/2008	1,350,000	1,346,625
Grupo Minero Mexico, 9.250%, 04/01/2028	688,000	867,740
Knight Ridder, Inc., 5.750%, 09/01/2017	900,000	837,782
Lehman Brothers Holding, 9.125%, 8/24/2021	750,000	749,063
Level 3 Communications, Inc., 11.250%, 3/15/2010	2,000,000	2,060,000
Limited Brands, Inc., 5.250%, 11/01/2014	850,000	808,873
Lucent Technologies, 6.450%, 3/15/2029	2,000,000	1,855,000
Mercer International, Inc., 9.250%, 02/15/2013	750,000	736,875
North ATL Trading, 9.250%, 03/01/2012	2,000,000	1,755,000
O&G Leasing, LLC, 9.250%, 1/15/2012	1,000,000	970,000
Pinnacle Foods Holding, 8.250%, 12/01/2013	600,000	617,250
Plaza Land Condo, 8.000%, 10/15/2026	670,000	656,389
Ply Gem Inds, Inc., 9.000%, 02/15/2012	1,500,000	1,282,500
Qwest Capital Funding, 7.625%, 8/3/2021	1,475,000	1,460,250
Remington Arms Company, 10.500%, 2/1/2011	1,200,000	1,143,000
Rite Aid Corp., 9.250%, 06/01/2013	1,100,000	1,111,000
Southern Copper Corp., 6.375%, 07/27/2015	600,000	613,527
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,200,000	1,104,000
Transtel Intermedia SA, 12.000%, 06/01/2016	800,000	732,000
Transtel Int. FRN, 0.00%, 02/14/2014	733,761	366,881
Verizon Communications, 5.850%, 09/15/2035	700,000	672,694
Vitro Envases Norteamerica, SA, 10.750%, 07/23/2011 (d)	500,000	550,000
Wendy's International, 6.200%, 06/15/2014	800,000	778,178
Ziff Davis Media, Inc., 11.37125%, 05/01/2012 (f)	700,000	669,375

TOTAL CORPORATE BONDS (Cost $42,776,645)		44,589,299

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Income Fund

Schedule of Investments (unaudited)
December 31, 2006

	Principal
	Amount	Value

Reverse Convertible Corporate Bonds - 0.88%

Rabo Securities, 11.000%, 01/25/2007 convertible to Apple Computer	$700,000	$717,010

TOTAL REVERSE CONVERTIBLE CORPORATE
BONDS (Cost $698,788)		717,010

Foreign Bonds - 1.29%

Tarjeta Naranja, 15.500%, 11/29/2011	1,000,000	1,050,000

TOTAL FOREIGN BONDS (Cost $1,048,700)		1,050,000

Certificates of Deposit - 0.15%

Summit Securities CD, 8.50%, 11/29/2007 (a) (f)	250,000	55,087
Summit Securities CD, 8.50%, 12/26/2007 (a) (f)	300,000	66,105

TOTAL CERTIFICATES OF DEPOSIT (Cost $550,000)		121,192
	Shares
Money Market Securities - 2.97%

Federated Prime Obligations Fund - Institutional Shares, 5.19% (e)	2,419,096	2,419,096

TOTAL MONEY MARKET SECURITIES (Cost $2,419,096)		2,419,096

Warrants - 0.00%

Transtel INT (a)	800	8

TOTAL WARRANTS (Cost $8 )		8

TOTAL INVESTMENTS (Cost $77,846,772) - 97.68%		$79,467,762

Cash & other assets less liabilities - 2.32%		1,887,063

TOTAL NET ASSETS - 100.00%		$81,354,825

(a) Non-income producing.

(b) As of December 31, 2006, this security is currently valued according to fair value procedures approved by the Trust.

(c) As of December 31, 2006, subsidiary companies have filed bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.

(d) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.

(e) Variable rate security; the rate shown represents the rate at December 31, 2006.

(f) As of December 31, 2006, company has filed bankruptcy. All interest and principal payments have been halted. This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Allocation Fund

Schedule of Investments (unaudited)
December 31, 2006

	Principal
Corporate Bonds - 20.08%	Amount	Value

Allied Waste North America, 7.375%, 04/15/2014	$200,000	$200,000
AMH Holdings, Inc, 11.250%, 3/1/2014 (c)	300,000	204,000
Amkor Technology, Inc., 9.250%, 06/01/2016	200,000	197,000
Bausch & Lomb, Inc., 6.04813%, 08/01/2023 (c)	200,000	234,466
BNP Paribas SA, 8.375%, 10/26/2021 (c)	300,000	298,500
CCH I LLC, 11.000%, 10/01/2015	272,000	280,500
Cenveo Corp., 7.875%, 12/01/2013	200,000	193,000
Corp Durango SA DE, 9.500%, 12/31/2012 (c)	250,000	247,188
Evergreen International Aviation, 12.000%, 05/15/2010	260,000	275,600
Exide Technologies, 10.50%, 03/15/2013	250,000	233,125
Fairfax Financial Holdings, 7.75%, 4/26/2012	300,000	297,000
Fedders North America, 9.875%, 3/1/2014	200,000	140,000
Level 3 Communications, 11.250%, 03/15/2010	200,000	206,000
Lucent Technologies, 6.45%, 3/15/2029	400,000	371,000
Mercer International, Inc., 9.25%, 02/15/2013	200,000	196,500
Ply Gem Inds, Inc. SR, 9.000%, 02/15/2012	250,000	213,750
Remington Arms Co., 10.500%, 02/01/2011	200,000	190,500
Tenet Healthcare, 6.375%, 12/01/2011	200,000	184,000

TOTAL CORPORATE BONDS (Cost $3,990,167)		4,162,129

Exchange Traded Funds - 67.75%	Shares

iShares MSCI Japan Index Fund	28,600	406,406
iShares MSCI EAFE Index Fund	5,900	431,998
iShares MSCI Emerging Markets Index Fund	4,100	468,097
iShares S&P 500 / BARRA Value Index Fund	18,900	1,453,221
iShares S&P MidCap 400 / BARRA Value Index Fund	25,000	1,981,000
iShares S&P SmallCap 600 / BARRA Value Index Fund	16,000	1,205,440
Nasdaq 100 Trust Shares Fund	27,000	1,165,320
Rydex S&P Equal Weight Fund	146,400	6,930,576

TOTAL EXCHANGE TRADED FUNDS (Cost $11,261,523)		14,042,058

Mutual Funds - 7.28%

AllianceBernstein Emerging Markets Debt Fund	53,303	469,597
Alliance World Dollar Government Fund	34,200	452,808
Fidelity New Markets Income Fund	39,598	586,050

TOTAL MUTUAL FUNDS (Cost $1,462,068)		1,508,455

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Allocation Fund

Schedule of Investments (unaudited)
December 31, 2006

Real Estate Investment Trust - 2.19%	Shares	Value

Lakeview Hotel	57,400	$217,546
Strategic Hotels & Resorts, Inc.	10,800	235,332

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $421,908)		452,878

Money Market Securities - 2.18%

Federated Prime Obligations Fund - Institutional Shares, 5.19% (b)	452,786	452,786

TOTAL MONEY MARKET SECURITIES (Cost $452,786)		452,786

TOTAL INVESTMENTS (Cost $17,588,452) - 99.48%		$20,618,306

Other assets in excess of liabilities - 0.52%		107,023

TOTAL NET ASSETS - 100.00%		$20,725,329

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the yield at December 31, 2006.
(c) Variable rate security; the rate shown represents the coupon at December 31, 2006

*See accompanying notes which are an integral part of these finiancial statements.

IMS Family of Funds
Statements of Assets and Liabilities (unaudited)
December 31, 2006

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Assets
Investments in securities:
At cost	$141,799,974	$77,846,772	$17,588,42
At value	$171,453,546	$79,467,762	$20,618,36

Cash	150	-	-
Dividends receivable	170,524	287,125	43,579
Receivable for fund shares sold	238,573	892,999	21,800
Receivable for litigation settlement	-	33,293	-
Prepaid expenses	10,016	11,658	3,899
Interest receivable	6,080	845,964	80,683
Total assets	171,878,889	81,538,801	20,768,267

Liabilities
Payable to custodian (cash overdraft)	-	82,196	-
Payable to advisor	185,614	83,872	22,507
Accrued expenses	7,239	1,473	8,063
Payable to Administrator, Fund Accountant, & Transfer Agent	13,617	10,516	6,328
Payable to trustees and officers	519	519	519
Payable for fund shares redeemed	64,184	5,400	5,521
Total liabilities	271,173	183,976	42,938

Net Assets	$171,607,716	$81,354,825	$20,725,39

Net Assets consist of:
Paid in capital	$141,344,679	$78,708,990	$17,343,88
Accumulated undistributed net investment income	(76,709)	(34,851)	(7,164)
Accumulated net realized gain (loss) on investments	686,174	1,059,710	358,751
Net unrealized appreciation (depreciation) on investments	29,653,572	1,620,990	3,029,854
Net unrealized appreciation (depreciation) on currency	-	(14)	-

Net Assets	$171,607,716	$81,354,825	$20,725,39

Shares outstanding	8,433,907	7,247,080	1,538,541
(unlimited number of shares authorized)

Net asset value and offering
price per share	$20.35	$11.23	$13.47

Redemption price per share (a)	$20.25	$11.17	$13.40

(a) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Family of Funds
Statements of Operations (unaudited)
For the six month period ended December 31, 2006
	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Investment Income
Dividend income (net of foreign withholding tax of $29,624,
$38,015, and $55, respectively)	$950,600	$1,121,301	$187,552
Interest income	209,176	1,892,108	171,664
Total Income	1,159,776	3,013,409	359,216

Expenses
Investment advisor fees	1,052,805	465,530	127,120
Administration expenses	57,997	33,765	15,290
Transfer agent expenses	63,551	19,884	16,508
Fund accounting expenses	31,834	17,299	10,081
Insurance expenses	3,432	2,289	1,717
Registration expenses	12,064	6,263	1,875
Legal expenses	8,067	9,577	7,815
Audit expenses	5,042	6,050	6,050
Printing expenses	8,571	5,546	1,512
Custodian expenses	9,407	6,109	1,915
Trustee expenses	2,773	2,773	2,773
CCO expenses	2,480	2,480	2,480
Pricing expenses	2,398	4,171	1,871
Miscellaneous expenses	1,585	2,698	1,008
Total expenses before waiver of fees	1,262,006	584,434	198,015
Waived advisory fees (a)	(25,521)	-	(70)
Net expenses	1,236,485	584,434	197,945
Net Investment Income (Loss)	(76,709)	2,428,975	161,271

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain on investment securities:	2,383,845	724,898	744,277
Capital gain dividends from investments	-	-	34,914
Change in unrealized appreciation (depreciation) on:
Investments	8,250,477	3,343,047	802,996
Translation of assets and liabilities in foreign currency	-	(14)	-
Net realized and unrealized gain (loss) on investment securities	10,634,322	4,067,931	1,582,187
Net Increase in Net Assets Resulting from Operations	$10,557,613	$6,496,906	$1,743,458

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Capital Value Fund

Statements of Changes in Net Assets

	Six months ended
	December 31, 2006	Year ended
	(unaudited)	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment (loss)	$(76,709)	$(166,874)
Net realized gain on investments	2,383,845	3,945,231
Change in unrealized appreciation (depreciation) on investments	8,250,477	8,692,923
Net increase in net assets resulting from operations	10,557,613	12,471,280

Distributions
From net realized gain	(5,562,084)	(6,174,830)
Total distributions	(5,562,084)	(6,174,830)

Capital Share Transactions
Proceeds from shares sold	14,746,445	79,748,419
Reinvestment of distributions	5,328,733	5,706,171
Amount paid for shares repurchased	(19,024,567)	(17,562,613)
Net increase in net assets resulting
from share transactions	1,050,611	67,891,977
Total Increase in Net Assets	6,046,140	74,188,427

Net Assets
Beginning of period	165,561,576	91,373,149

End of period	$171,607,716	$165,561,576

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(76,709)	$ -

Capital Share Transactions
Shares sold	737,752	4,051,030
Shares issued in reinvestment of distributions	260,574	301,914
Shares repurchased	(956,208)	(898,929)

Net increase in capital shares	42,118	3,454,015

*See accompanying notes which are an integral part of these finiancial statements.

IMS
Strategic Income Fund
Statements of Changes in Net Assets
	Six months ended
	December 31, 2006	Year ended
	(unaudited)	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,428,975	$4,483,477
Net realized gain (loss) on investments	724,898	2,465,114
Net realized gain on option transactions	-	33,600
Capital gain dividends on investments	-	122,279
Change in unrealized appreciation (depreciation)
on investments & translation of assets and
liabilities in foreign currency	3,343,033	(772,903)
Net increase in net assets resulting from operations	6,496,906	6,331,567

Distributions
From net investment income	(2,463,826)	(4,671,762)
From net realized gain	-	(23,362)
Total distributions	(2,463,826)	(4,695,124)

Capital Share Transactions
Proceeds from shares sold	12,526,824	15,057,432
Reinvestment of distributions	2,186,864	4,107,379
Amount paid for shares repurchased	(5,303,286)	(16,902,349)
Net increase in net assets resulting
from share transactions	9,410,402	2,262,462
Total Increase in Net Assets	13,443,482	3,898,905

Net Assets
Beginning of period	67,911,343	64,012,438

End of period	$81,354,825	$67,911,343

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(34,851)	$-

Capital Share Transactions
Shares sold	1,139,080	1,431,618
Shares issued in reinvestment of distributions	201,197	392,627
Shares repurchased	(484,266)	(1,610,847)

Net increase in capital shares	856,011	213,398

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Allocation Fund
Statements of Changes in Net Assets

	Six months ended
	December 31, 2006	Year ended
	(unaudited)	June 30, 2006
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$161,271	$225,194
Net realized gain (loss) on investments	744,277	249,293
Capital gain dividends from investments	34,914	15,744
Change in unrealized appreciation (depreciation) on investments	802,996	974,067
Net increase in net assets resulting from operations	1,743,458	1,464,298

Distributions
From net investment income	(219,698)	(173,932)
From net realized gain	(302,027)	(420,149)
Total distributions	(521,725)	(594,081)

Tax return of capital to shareholders	-	(146,603)

Capital Share Transactions
Proceeds from shares sold	570,723	2,942,355
Reinvestment of distributions	520,512	739,223
Amount paid for shares repurchased	(1,513,074)	(7,721,536)
Net increase (decrease) in net assets resulting
from share transactions	(421,839)	(4,039,958)
Total Increase (Decrease) in Net Assets	799,894	(3,316,344)

Net Assets
Beginning of period	19,925,435	23,241,779

End of period	$20,725,329	$19,925,435

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(6,289)	$51,262

Capital Share Transactions
Shares sold	42,580	235,338
Shares issued in reinvestment of distributions	38,700	59,471
Shares repurchased	(115,858)	(612,435)

Net (decrease) in capital shares	(34,578)	(317,626)

*See accompanying notes which are an integral part of these finiancial statements.

IMS Capital Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

	Six Months ended
	December 31, 2006	Year ended	Year ended		Year ended	Year ended	Year ended
	(unaudited)	June 30, 2006	June 30, 2005		June 30, 2004	June 30, 2003	June 30, 2002

Selected Per Share Data
Net asset value, beginning of period	$19.73		$18.50	$17.95	$14.05	$11.93	$13.87
Income from investment operations
Net investment income (loss)	(0.01)		(0.02)	(0.06)	(0.10)	(a) (0.04)	(a) 0.04	(a)
Net realized and unrealized gain (loss) on investments	1.30		2.33	1.58	4.48	2.21	(0.19)
Total from investment operations	1.29		2.31	1.52	4.38	2.17	(0.15)

Less Distributions to shareholders:
From net investment income	-		-	-	-	(0.03)	-
From net realized gain	(0.67)		(1.08)	(0.97)	(0.48)	-	(1.79)
From return of capital	-		-	-	-	(0.02)	-
Total distributions	(0.67)		(1.08)	(0.97)	(0.48)	(0.05)	(1.79)

Paid in capital from redemption fees (b)	-		-	-	-	-	-

Net asset value, end of period	$20.35		$19.73	$18.50	$17.95	$14.05	$11.93

Total Return (c)	6.55%	(d)	12.72%	8.66%	31.46%	18.28%	(1.05)%

Ratios and Supplemental Data
Net assets, end of period (000)	$171,608		$165,562	$91,373	$88,475	$31,405	$17,144
Ratio of expenses to average net assets	1.48%	(e)	1.48%	1.50%	1.59%	1.59%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.51%	(e)	1.52%	1.62%	1.60%	2.05%	2.23%
Ratio of net investment income (loss) to
average net assets	(0.09)%	(e)	(0.13)%	(0.37)%	(0.60)%	(0.34)%	0.29%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.12)%	(e)	(0.17)%	(0.49)%	(0.61)%	(0.79)%	(0.35)%
Portfolio turnover rate	9.99%		28.98%	32.63%	46.69%	44.72%	33.40%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.

(b) Redemption fees resulted in less than $0.005 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund,	assuming reinvestment of dividends.

(d) Not Annualized.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Income Fund

Financial Highlights
For a Fund share outstanding throughout the period

	Six Months ended
	December 31, 2006		Year ended		Year ended	Period ended		Period ended
	(unaudited)		June 30, 2006		June 30, 2005	June 30, 2004	(a)	August 31, 2003	(b)

Selected Per Share Data
Net asset value, beginning of period	$10.63		$10.36		$10.50	$11.10		$10.00
Income from investment operations
Net investment income	0.37		0.68		0.71	0.60		0.61	(c)
Net realized and unrealized gain (loss) on investments	0.60		0.31		0.25	(0.56)		1.00
Total from investment operations	0.97		0.99		0.96	0.04		1.61

Less Distributions to shareholders:
From net investment income	(0.37)		(0.72)		(0.69)	(0.62)		(0.51)
From net realized gain	-		-	(d)	(0.41)	(0.02)		-
Total distributions	(0.37)		(0.72)		(1.10)	(0.64)		(0.51)

Paid in capital from redemption fees (e)	-		-		-	-		-

Net asset value, end of period	$11.23		$10.63		$10.36	$10.50		$11.10

Total Return (f)	9.29%	(g)	9.90%		9.35%	0.33%	(g)	16.31%	(g)

Ratios and Supplemental Data
Net assets, end of period (000)	$81,355		$67,911	$64,012	$51,334		$27,580
Ratio of expenses to average net assets	1.58%	(h)	1.57%	1.64%	1.63%	(h)	1.96%	(h)
Ratio of expenses to average net assets
before waiver & reimbursement	1.58%	(h)	1.57%	1.64%	1.63%	(h)	2.14%	(h)
Ratio of net investment income to
average net assets	6.57%	(h)	6.69%	6.83%	6.52%	(h)	6.77%	(h)
Ratio of net investment income to
average net assets before waiver & reimbursement	6.57%	(h)	6.69%	6.83%	6.52%	(h)	6.58%	(h)
Portfolio turnover rate	52.29%		90.14%	110.64%	163.53%		18.01%

(a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.
(b) For the period November 5, 2002 (commencement of operations) to August 31, 2003.

(c) Net investment income per share is based on average shares outstanding during the period.
(d) Capital gains distributed amounted to less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share in each period.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Strategic Allocation Fund
Financial Highlights
For a Fund share outstanding throughout the period

	Six Months ended
	December 31, 2006		Year ended	Year ended	Year ended		Period ended
	(unaudited)		June 30, 2006	June 30, 2005	June 30, 2004		June 30, 2003	(a)

Selected Per Share Data
Net asset value, beginning of period	$12.67		$12.29	$12.30	$10.56		$10.00
Income from investment operations
Net investment income (loss)	0.11		0.12	(0.05)	(0.15)	(b)	(0.05)	(b)
Net realized and unrealized gain on investments	1.04		0.64	0.35	2.00		0.61
Total from investment operations	1.15		0.76	0.30	1.85		0.56

Less Distributions to shareholders:
From net investment income	(0.15)		(0.09)	-	-		-
From net realized gain	(0.20)		(0.21)	(0.31)	(0.11)		-
From return of capital	-		(0.08)	-	-		-
Total distributions	(0.35)		(0.38)	(0.31)	(0.11)		-

Paid in capital from redemption fees (c)	-		-	-	-		-

Net asset value, end of period	$ 13.47		$ 12.67	$ 12.29	$ 12.30		$ 10.56

Total Return (d)	9.03%	(e)	6.23%	2.37%	17.60%		5.60%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$20,725		$19,925	$23,242	$20,212		$3,900
Ratio of expenses to average net assets	1.96%	(f)	1.96%	1.96%	1.96%		1.96%	(f)
Ratio of expenses to average net assets

before waiver & reimbursement	1.96%	(f)	1.96%	1.96%	2.19%	4.75%	(f)
Ratio of net investment income (loss) to
average net assets	1.60%	(f)	1.00%	(0.48)%	(1.25)%	0.85%	(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	1.60%	(f)	1.00%	(0.48)%	(1.48)%	(3.65)%	(f)
Portfolio turnover rate	22.41%		55.15%	90.75%	146.64%	226.36%

(a) For the period November 5, 2002 (Commencement of operations) through June 30, 2003.
(b) Net investment loss per share is based on average shares outstanding during the period.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these finiancial statements.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the “Funds”) is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Funds make no provision for federal income tax. The Funds intend to continue to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of each Fund. For the six months ended December 31, 2006, the Advisor earned fees, before waiver, of $1,052,805, $465,530 and $127,120 from the Value Fund, Income Fund and Allocation Fund, respectively.

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets with respect to the Value Fund, and 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2007. For the six moths ended December 31, 2006, the Advisor waived fees of $25,521 and $70 for the Value Fund and Allocation Fund, respectively. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. For the fiscal year ended June 30, 2006, the Allocation Fund repaid $22,535 to the Advisor. The remaining amounts subject to repayment by the Value and Allocation Funds, pursuant to the aforementioned conditions, at June 30, 2006, were as follows:

At December 31, 2006, the Advisor was owed $185,614, $83,872, and $22,507 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended December 31, 2006, Unified earned $57,997, $33,765, and $15,290 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative services.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each Fund also retains Unified to act as each Fund’s transfer agent and fund accountant. For the period ended December 31, 2006, Unified earned fees of $18,937, $9,577, and $7,864 from the Value Fund, Income Fund, and Allocation Fund, respectively, for transfer agent services provided to the Funds and received $44,614, $10,307, and $8,644 from the Value Fund, Income Fund, and Allocation Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Funds. For the six months ended December 31, 2006, Unified earned $31,834, $17,299, and $10,081 from the Value Fund, Income Fund, and Allocation Fund, respectively, for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”).

Each Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2006. An officer of the Trust is an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

NOTE 4. INVESTMENTS

For the six months ended December 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of December 31, 2006, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At December 31, 2006, the aggregate cost of securities, for federal income tax purposes was $141,799,974, $77,846,772, and $17,588,452 for the Value Fund, Income Fund, and Allocation Fund, respectively.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006 – continued

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, National Financial Securities Corp. (“National Financial”) held 41.91% of the Value Fund, 60.25% of the Income Fund, and 82.35% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 27, 2005, the Value Fund paid a long-term capital gains distribution of $1.0753 per share to shareholders of record on December 28, 2005.

The tax characterization of distributions for the fiscal years ended June 30, 2006 and 2005 was as follows:

On December 8, 2006, the Value Fund paid a long-term capital gain distribution of $0.6747 per share or $5,562,084 to shareholders on record on December 7, 2006.

Income Fund. For the year ended June 30, 2005, the Income Fund paid monthly income distributions totaling $0.7165 per share. On December 28, 2005, the Income Fund paid a short-term capital gain distribution of $0.0035 per share to shareholders of record on December 27, 2005.

The tax characterization of distributions for fiscal years ended June 30, 2006 and 2005 was as follows:

For the six months ended December 31, 2006, the Income Fund paid monthly income distributions totaling $0.37 per share or $2,463,826.

Allocation Fund. On December 28, 2005, the Allocation Fund paid long-term and short-term capital gains distributions totaling $0.289424 per share and an income distribution of $.088822 per share to shareholders of record on December 27, 2005.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2006 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax characterization of distributions for the fiscal years ended June 30, 2006 and 2005 was as follows:

On December 8, 2006, the Allocation Fund paid a long-term capital gain distribution of $0.1992 per share or $302,027 and an income distribution of $0.1449 per share or $219,698 to shareholders of record on December 7, 2006.

As of June 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of June 30, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 8. RESTRICTED SECURITIES

The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At December 31, 2006, the aggregate value of such securities amounted to $1,499,500. The securities have been valued using quoted market prices. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terry Gallagher, Vice-President and Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97086

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Leader Short-Term Bond Fund

Semi-Annual Report

December 31, 2006

(Unaudited)

Fund Advisor:

Leader Capital Corporation

121 SW Morrison Street

Suite 425

Portland, OR 97204

Toll Free (800) 269-8810

Fund Holdings – (Unaudited)

1As a percentage of net assets.
[2]Short-term is defined as securities with less than three years to maturity.
[3]Long-term is defined as securities with more than three years to maturity.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or deferred sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2006, and held for the entire period through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or the deferred sales change (load) imposed on certain redemptions made within one year of purchase. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Leader Short-Term Bond Fund	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 – December 31, 2006
Actual	$1,000.00	$1,054.18	$8.53
Hypothetical **	$1,000.00	$1,016.91	$8.37

*Expenses are equal to the Fund’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Leader Short-Term Bond Fund
Schedule of Investments
December 31, 2006
(Unaudited)
	Principal
	Amount	Value
Corporate Bonds - 36.79%
AT&T, Inc., 7.50%, 05/01/07	$ 250,000	$251,534
Bombardier, Inc., 6.30%, 05/01/14 (a)	400,000	378,000
Chase Manhattan Corp., 7.25%, 06/01/07	200,000	201,267
CNA Financial Corp., 6.45%, 01/15/08	250,000	252,155
Comcast Cable Corp., 8.375%, 05/01/07	750,000	757,000
Core Investment Grade Trust, 4.64%, 11/30/07	500,000	495,783
Fairfax Financial Holdings Ltd., 6.875%, 04/15/08	50,000	50,250
Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	300,000	297,000
Ford Motor Credit Co., 8.37063, 11/02/2007 (b)	300,000	304,723
International Lease Finance Corp., 5.75%, 02/15/07	400,000	400,266
LCI International, Inc., 7.25%, 06/15/07	500,000	503,750
Pepco Holdings, Inc., 5.50%, 08/15/07	500,000	499,584
Qwest Capital Funding, Inc., 7.25%, 02/15/2011	250,000	256,563
Rite Aid Corp., 8.125%, 05/10/10	500,000	513,125
Safeway, Inc., 9.30%, 02/01/2007	50,000	50,162
Sara Lee Corp., 6.25%, 09/15/11	500,000	509,747
Sears Roebuck Acceptance Corp., 7.00%, 06/15/07	170,000	170,452
Time Warner, Inc., 6.15%, 05/01/07	750,000	751,538
Unisys Corp., 7.875%, 04/01/2008	200,000	200,500
Unisys Corp., 6.875%, 03/15/2010	200,000	197,500
U.S. West Capital, Inc., 6.375%, 07/15/2008	200,000	201,500
Viacom, Inc., 5.625%, 05/01/07	250,000	250,149

TOTAL CORPORATE BONDS (Cost $7,454,174)		7,492,548

Foreign Bonds - 12.01%

Brazil - 2.62%
Federal Republic of Brazil, 12.50%, 01/05/2022	1,000,000	533,958

Luxembourg - 2.22%
European Investment Bank, 12.00%, 05/05/09	950,000	453,130

Mexico - 6.02%
Mexican Fixed Rate Bonds, 9.00%, 12/24/2009	5,000,000	484,026
Mexican Fixed Rate Bonds, 9.00%, 12/22/2011	7,500,000	741,590
		1,225,616

Spain - 1.15%
Instituto de Credito Oficial, 6.00%, 10/19/09	300,000	233,875

TOTAL FOREIGN BONDS (Cost $2,345,822)		2,446,579

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund
Schedule of Investments - continued
December 31, 2006
(Unaudited)
	Principal
	Amount	Value
Commercial Paper - 31.88% (c)
Countrywide Financial Corp., 5.30%, 01/08/07	$750,000	$749,264
International Business Machines Corp., 5.23%, 01/08/07	250,000	249,746
International Lease Finance, 5.23%, 01/08/07	750,000	749,237
Intesa Funding, 5.25%, 01/08/07	750,000	749,234
Keel Capital, Inc., 5.30%, 01/10/07	500,000	499,339
Kraft Foods, Inc., 5.28%, 01/08/07	250,000	249,744
Morrigan, 5.30%, 01/08/07	750,000	749,264
New CTR, 5.25%, 01/08/07	750,000	749,234
Prudential Funding, LLC., 5.18%, 01/05/07	250,000	249,749
Swedbank, 5.24%, 01/08/07	750,000	749,236
Virginia Electric & Power, 5.30%, 01/08/07	750,000	749,264

TOTAL COMMERCIAL PAPER (Cost $6,493,311)		6,493,311

U.S. Government Agencies & Obligations - 11.79%
Federal Home Loan Mortage Corp., Principal Only, 0.00%, 01/15/35 (d) (e)	470,430	459,735
Federal Home Loan Mortgage Corp., 3.54%, 06/15/35 (b) (e)	488,309	471,203
Federal Home Loan Mortgage Corp., Principal Only, 0.00%, 02/15/36 (d) (e)	736,616	548,758
Federal Home Loan Mortgage Corp., 5.17%, 09/15/36 (b) (e)	484,389	457,581
Federal National Mortgage Association, Principal Only, 0.00%, 08/25/36 (d) (e)	476,691	460,531
U.S. Treasury STRIP, 11/15/2015 (d)	5,000	3,294

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $2,252,046)		2,401,102

	Shares
Mutual Funds - 3.52%
Profunds Rising U.S. Dollar ProFund	23,579	717,495

TOTAL MUTUAL FUNDS (Cost $750,000)		717,495

Money Market Securities - 1.90%
Fidelity Institutional Prime Money Market, 5.23% (f)	387,690	387,690

TOTAL MONEY MARKET SECURITIES (Cost $387,690)		387,690

TOTAL INVESTMENTS (Cost $19,683,043) - 97.89%		$19,938,725

Cash & other assets less liabilities - 2.11%		429,328

TOTAL NET ASSETS - 100.00%		$20,368,053

(a) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2006.
(c) Yield shown is as of date of purchase.
(d) Non-income producing.
(e) Collateralized mortgage obligation (CMO).
(f) Variable rate security; the money market rate shown represents the rate at December 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund
Statement of Assets and Liabilities
December 31, 2006
(Unaudited)

Assets
Investments in securities, at value (cost $19,683,043)	$19,938,725
Interest receivable	249,344
Dividend receivable	27,039
Receivable for investments sold	544,171
Receivable for fund shares sold	156,722
Prepaid expenses	33,030
Total assets	20,949,031

Liabilities
Payable to custodian	544,167
Payable for fund shares purchased	1,000
Accrued 12b-1 fees	11,045
Accrued advisory fees	10,037
Payable to Administrator, Fund Accountant and Transfer Agent	4,653
Payable to Trustees and Officers	1,047
Other accrued expenses	9,029
Total liabilities	580,978

Net Assets	$20,368,053

Net Assets consist of:
Paid in capital	$20,049,031
Accumulated undistributed net investment income (loss)	(5,403)
Accumulated net realized gain from:
Investment transactions	43,076
Translation of assets and liabilities into foreign currency	24,926
Net unrealized appreciation on investments	255,682
Net unrealized appreciation on translation of assets and liabilities in foreign currency	741

Net Assets	$20,368,053

Shares outstanding (unlimited number of shares authorized)	2,091,879

Net Asset Value	$9.74

Offering price per share ($9.74 / 96.50%) (a)	$10.09

Redemption price per share ($9.74 * 99.00%) (b)	$9.64

(a) A maximum sales charge of up to 3.5% will be imposed on purchases less than $500,000.
(b) A deferred sales charge of 1% is assessed against shares redeemed within one year of purchase if those shares were purchased without an initial sales charge and a dealer concession was paid.

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund
Statement of Operations
Six Months ended December 31, 2006
(Unaudited)

Investment Income
Interest income	$451,732
Dividend income (Net of foreign withholding tax of $114)	26,925
Total Investment Income	478,657

Expenses
Investment Advisor fee (a)	86,911
12b-1 expenses	19,752
Administration expenses	15,123
Fund accounting expenses	15,123
Transfer agent expenses	10,203
Legal expenses	8,066
Auditing expenses	7,058
Printing expenses	3,529
Custodian expenses	3,025
Registration expenses	2,924
Pricing expenses	2,924
Trustee expenses	2,924
CCO expenses	2,721
Insurance expenses	1,717
Miscellaneous expenses	756
Total Expenses	182,756
Less: Reimbursement by Advisor (a)	(52,390)
Net operating expenses	130,366
Net Investment Income	348,291

Realized & Unrealized Gain (Loss)
Net realized gain from:
Investment securities	138,504
Foreign currency transactions	24,926
Change in unrealized appreciation (depreciation) on:
Investment securities	290,098
Translation of assets and liabilities in foreign currency	185
Net realized and unrealized gain on investment securities and foreign currency	453,713
Net increase in net assets resulting from operations	$802,004

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund
Statement of Changes In Net Assets

	Six Months ended
	December 31, 2006	Period Ended
	(Unaudited)	June 30, 2006	(a)
Operations
Net investment income	$348,291	$350,043
Net realized gain (loss) from:
Investment securities	138,504	(99,415)
Translation of assets and liabilities into foreign currency	24,926	3,987
Net change in net unrealized appreciation (depreciation) on:
Investment securities	290,098	(34,416)
Translation of assets and liabilities in foreign currency	185	556
Net increase in net assets resulting from operations	802,004	220,755

Distributions
From net investment income	(383,890)	(319,847)
Total distributions	(383,890)	(319,847)

Capital Share Transactions
Proceeds from Fund shares sold	8,408,342	14,027,270
Net asset value of shares issued in reinvestment of distributions to shareholders	311,244	254,395
Amount paid for Fund shares repurchased	(1,734,128)	(1,218,092)
Net increase in net assets resulting
from capital share transactions	6,985,458	13,063,573

Total Increase in Net Assets	7,403,572	12,964,481

Net Assets
Beginning of period	12,964,481	-

End of period	$20,368,053	$12,964,481

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(5,403)	$30,196

Capital Share Transactions
Shares sold	869,820	1,472,566
Shares issued in reinvestment of distributions	32,322	26,960
Shares repurchased	(180,926)	(128,863)

Net increase from capital share transactions	721,216	1,370,663

(a) For the period July 14, 2005 (the date the Fund commenced operations) through June 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund
Financial Highlights
(For a share outstanding during the period)

	Six Months ended
	December 31, 2006	Period Ended
	(Unaudited)	June 30, 2006	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.46	$10.00
Income from investment operations
Net investment income	0.20	0.42
Net realized and unrealized gain (loss)	0.31	(0.56)	(b)
Total from investment operations	0.51	(0.14)
Less Distributions to shareholders:
From net investment income	(0.23)	(0.40)
Total distributions	(0.23)	(0.40)

Net asset value, end of period	$9.74	$9.46

Total Return (c) (d)	5.42%	-1.28%

Ratios and Supplemental Data:
Net assets, end of period (000)	20,368	$12,964
Ratio of expenses to average net assets (e)	1.65%	1.65%
Ratio of expenses to average net assets
before reimbursement (e)	2.31%	3.81%
Ratio of net investment income to
average net assets (e)	4.40%	5.30%
Ratio of net investment income to
average net assets before reimbursement (e)	3.74%	3.14%
Portfolio turnover rate	92.94%	211.39%

(a) For the period July 14, 2005 (the date the Fund commenced operations) through June 30, 2006.

(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads.

(d) Total return is not annualized and excludes all sales charges.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Leader Short-Term Bond Fund

Notes to the Financial Statements

December 31, 2006

(Unaudited)

NOTE 1.	ORGANIZATION

Leader Short-Term Bond Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on March 14, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 14, 2005. The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The investment advisor to the Fund is Leader Capital Corporation (the “Advisor”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Leader Short-Term Bond Fund

Notes to the Financial Statements

December 31, 2006 – continued

(Unaudited)

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Foreign Securities – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Leader Short-Term Bond Fund

Notes to the Financial Statements

December 31, 2006 – continued

(Unaudited)

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the Fund’s average net assets. For the six months ended December 31, 2006, the Advisor earned fees of $86,911 from the Fund before the reimbursement described below.

The Advisor has contractually agreed, through June 30, 2007, to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the Fund’s average daily net assets. The Fund’s net expenses are calculated as 1.65% based on the Advisor’s agreement to cap expenses at 1.40%, plus the 12b-1 fee of 0.25%. For the six months ended December 31, 2006, the Advisor waived fees of $52,390. As of December 31, 2006, the Advisor was owed $10,037 by the Fund.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended December 31, 2006, Unified earned fees of $15,123 for administrative services provided to the Fund. As of December 31, 2006, Unified was owed $1,123 for administrative services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended December 31, 2006, Unified earned fees of $7,682 from the Fund for transfer agent services and $2,521 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the six months ended December 31, 2006, Unified earned fees of $15,123 from the Fund for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”) and Distributor. As of December 31, 2006, Unified was owed $907 and $2,623 for transfer agent and fund accounting services, respectively.

Leader Short-Term Bond Fund

Notes to the Financial Statements

December 31, 2006 – continued

(Unaudited)

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the Fund is authorized to incur expenses at a maximum annual rate of 0.25% of the average daily net assets for the Fund. The 12b-1 payments are made to the advisor, as disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following: advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended December 31, 2006, the Fund accrued 12b-1 fees of $19,752 of which, $11,045 was payable to the Advisor as of December 31, 2006.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor for the six months ended December 31, 2006. An officer of the Trust is an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

NOTE 4.	INVESTMENTS

For the six months ended December 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of December 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $19,683,043.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Leader Short-Term Bond Fund

Notes to the Financial Statements

December 31, 2006 – continued

(Unaudited)

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, Bear Stearns Securities Corp. held, for the benefit of others, 51.44% of the Fund’s shares. As a result, Bear Stearns Securities Corp. may be deemed to control the Fund.

NOTE 7.	DISTRIBUTIONS

For the period ended June 30, 2006, the Fund paid monthly income distributions totaling $0.402955 per share to shareholders.

The tax characterization of distributions for the fiscal period ended June 30, 2006 was as follows:

For the six months ended December 31, 2006, the Fund paid monthly income distributions totaling $0.2275 per share or $383,890 to shareholders.

As of June 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of June 30, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) was attributable to the tax deferral of post-October losses in the amount of $81,897. At June 30, 2006, the Fund had capital loss carryforwards available for federal income tax purposes of $13,531, expiring in 2014.

NOTE 8.	RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At December 31, 2006, the aggregate value of such securities amounted to $378,000. The securities have been valued using quoted market prices. It is possible that the estimated value may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by at (800) 440-6895 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Chief Financial Officer and Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Leader Capital Corporation

121 SW Morrison Street, Suite 425

Portland, OR 97204

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.	NOT APPLICABLE – disclosed with annual report.

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report.

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable – filed with annual report.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Anthony Ghoston
Anthony Ghoston, President

Date	3/9/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Anthony Ghoston
Anthony Ghoston, President
3/9/2007
Date

By	/s/ Terry Gallagher
Terry Gallagher, Interim Chief Financial Officer and Treasurer

Date	3/9/2007